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                                                                     EXHIBIT 23


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Hyseq, Inc. Employee Stock Purchase Plan of our report dated February 2, 2000, with respect to the consolidated financial statements of Hyseq, Inc. for the year ended December 31, 1999 included in its Annual Report (Form 10-K) filed with the Securities and Exchange Commission.



                                                  /s/ ERNST & YOUNG LLP


Palo Alto, California
June 9, 2000